The Royce Fund

Supplement to the Prospectus Dated May 1, 2013

Royce Opportunity Fund

Effective today, Boniface A. Zaino, Managing Director and Portfolio Manager of Royce, serves as the Fund’s lead portfolio manager. William A. Hench, Portfolio Manager of Royce, manages the Fund with him. Mr. Zaino has managed the Fund since 1998. Mr. Hench served as the Fund’s assistant portfolio manager from 2004- October 21, 2013.

October 22, 2013

ROF-SUPP-1013